Supplement Dated January 4, 2017
To The Prospectus Dated April 25, 2016

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective January 1, 2017.

In the summary prospectus section entitled "Summary Overview of Each Fund," please delete the "Portfolio Managers" table for the JNL/American Funds® Global Growth Fund in its entirety and replace it with the following table:

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Patrice Collette	November 2015	Partner, Capital World InvestorsSM ("CWI") [1]
Isabelle de Wismes	September 2013	Partner, CWI [1]
Paul Flynn	January 2017	Partner, CWI [1]
Jonathan Knowles	September 2013	Partner, CWI [1]
1  CWI is a division of Capital Research and Management Company.

In the prospectus section entitled "Additional Information About Each Fund," in the sub-section "Management" under the heading "Portfolio Management of the Master Fund," for the JNL/American Funds® Global Growth Fund, please delete the four bullet points in their entirety and replace them with the following bullet points:

•	Patrice Collette is a Partner – CWI and has been an investment professional for 22 years in total; 17 years with CRMC or its affiliates.

•	Isabelle de Wismes is a Partner – CWI and has been an investment professional for 33 years in total; 23 years with CRMC or its affiliates.

•	Paul Flynn is a Partner – CWI and has been an investment professional for 21 years in total; 19 years with CRMC or its affiliates.

•	Jonathan Knowles is a Partner – CWI and has been an investment professional for 25 years, all with CRMC or its affiliates.

This supplement is dated January 4, 2017.

Supplement Dated January 4, 2017
To The Statement of Additional Information
Dated April 25, 2016

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective January 1, 2017.

On page 143, please delete the "AFIS Master Global Growth Fund" table in its entirety and replace it with the following table:

Portfolio Managers	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[2]	AUM ($ bil)[2]	Other Accounts[3]	AUM ($ bil)[3]
Patrice Collette	1	$10.0	1	$0.22	0	$0
Isabelle de Wismes	1	$60.0	1	$0.22	0	$0
Paul Flynn*	2	$100.5	1	$0.27	0	$0
Jonathan Knowles	4	$232.4	0	$0	0	$0

[1]
Indicates fund(s) for which the portfolio manager also has significant day to day management responsibilities.  Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount.  No fund has an advisory fee that is based on the performance of the fund.

[2]
Represents funds advised or sub-advised by CRMC or its affiliates and sold outside the United States and/or fixed income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of CRMC.  Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.

[3]	Reflects other professionally managed accounts held at companies affiliated with CRMC. Personal brokerage accounts of portfolio managers and their families are not reflected.
*	Information is as of November 30, 2016.

This supplement is dated January 4, 2017.